UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2022

a.k.a. Brands Holding Corp.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40828	87-0970919
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 Montgomery Street, Suite 1600
San Francisco, California 94104
(Address of Principal Executive Offices, including Zip Code)
415-295-6085
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	AKA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 1, 2022, upon the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors (the “Board”) of a.k.a. Brands Holding Corp. (the “Company”) approved an increase in the size of the Board from eight members to nine members and appointed Sourav Ghosh to the Board and to the Audit Committee of the Board, effective immediately.
Mr. Ghosh will serve as a Class II director until the Company’s 2023 annual meeting of shareholders and until his successor shall have been duly elected and qualified. Mr. Ghosh is deemed to be independent in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange. Mr. Ghosh is also deemed to be an “audit committee financial expert” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K.
Mr. Ghosh was nominated as a director pursuant to the Director Nomination Agreement, dated as of September 24, 2021, by and among the Company and funds affiliated with Summit Partners, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 27, 2021. There are no other arrangements or understandings between Mr. Ghosh and any other person pursuant to which Mr. Ghosh was selected as a director of the Company. There are no related person transactions (within the meaning of Item 404(a) of Regulation S-K promulgated by the SEC) between Mr. Ghosh and the Company. In connection with Mr. Ghosh’s service as a member of the Board, he will receive the same compensation paid by the Company to its non-employee directors as disclosed in the Company’s 2022 Proxy Statement, filed on April 19, 2022. Mr. Ghosh will be reimbursed for reasonable out-of-pocket expenses incurred to attend meetings of the Board or committees thereof or otherwise performing duties consistent with service on the Board in accordance with the Company’s expense reimbursement policy. The Company entered into its standard form of indemnification agreement with Mr. Ghosh. The form of indemnification agreement is filed as Exhibit 10.3 to the Company’s Registration Statement on Form S-1 (File No. 333-259028), originally filed with the SEC on August 24, 2021, as amended.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits.
The following exhibits are filed as part of this report:

Exhibit No.	Description
104	Cover page interactive data file (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

a.k.a. Brands Holding Corp.

Date: June 6, 2022	By:	/s/ Ciaran Long
	Name:	Ciaran Long
	Title:	Chief Financial Officer
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